UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2008

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OPTIONS MEDIA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-147245	26-0444290
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

240 Old Federal Highway, Suite 100, Hallandale, Florida 33009

(Address of Principal Executive Office) (Zip Code)

(954) 620-0242

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

Item 2.01.

Completion of Acquisition or Disposition of Assets.

On September 19, 2008, Options Media Group Holdings, Inc., (“Options Media” or the “Company”) closed the acquisition of all the membership interests of 1 Touch Marketing, LLC (“1 Touch”) pursuant to the terms outlined in the Form 8-K filed on September 3, 2008.

Item 3.02.

Unregistered Sales of Equity Securities.

Name or Class of Investor	Date of Sale	No. of Securities	Reason for Issuance
Investors	August 19, 2008 through September 23, 2008	3,083,333 shares of common stock and 1,541,667 warrants exercisable at $0.50 per share	Private placement investors receiving one share of common stock and a three-year warrant to purchase one-half of a share of common stock.

1 Touch members	September 19, 2008	10,000,000 shares of common stock	Consideration for 1 Touch acquisition.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, Daniel Lansman was appointed President of Options Media replacing Scott Frohman who remains the Company’s Chief Executive Officer. Additionally, Anthony Bumbaca was appointed Senior Vice President of Options Media. Messrs. Lansman and Bumbaca entered into three-year Employment Agreements with Options Media pursuant to the terms outlined in the Form 8-K filed on September 3, 2008. Mr. Lansman was also appointed to the Options Media Board of Directors.

From 2003 through September 2008, Mr. Lansman served as the co-founder and manager of 1 Touch. Prior to 2003, Mr. Lansman was an Account Executive at Equifax Marketing Services.  Mr. Lansman is 38 years old.

From 2003 through September 2008, Mr. Bumbaca served as the co-founder and manager of 1 Touch. Prior to 2003, Mr. Bumbaca was a Senior Account Executive at Equifax Marketing Services. Mr. Bumbaca is 38 years old.

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2008, Options Media’s Board of Directors approved an amendment to its Bylaws (the “Amendment”).  The Amendment separates the position of the Chief Executive Officer and the President of the Company, providing for the Chief Executive Officer as the most senior officer of the Company and the President to act as the Chief Operating Officer.

Item 8.01.

Other Events.

Options Media has raised an additional $925,000 to the $4,570,501 already raised and previously disclosed in Form 8-Ks filed on August 20, 2008 and June 25, 2008.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

The Amendment to the Bylaws is filed as Exhibit 3.1.

Exhibit No.	Description
3.1	Amendment to the Bylaws dated September 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Options Media Group Holdings, Inc.

By:	/s/ SCOTT FROHMAN
Scott Frohman Chief Executive Officer

Date:  September 25, 2008